AUGUST 1, 2017 – SECOND QUARTER EARNINGS PRESENTATION MYERS INDUSTRIES, INC. Exhibit 99.2

SAFE
HARBOR
STATEMENT
Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators
and expectations.  Any statement that is not of historical fact may be deemed “forward-looking”.  Words such as “expect”, “believe”,
“project”, “plan”, “anticipate”, “intend”, “objective”, “goal”, “view” and similar expressions identify forward-looking statements.  These statements are based on management’s current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside the Company’s control that could cause actual results to materially differ from those expressed or implied.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  Such risks include:
(1)
Raw material availability, increases in raw material costs, or other production costs
(2)
Risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives
(3)
Unanticipated downturn in business relationships with customers or their purchases
(4)
Competitive pressures on sales and pricing
(5)
Changes in the markets for the Company’s business segments
(6)
Changes in trends and demands in the markets in which the Company competes
(7)
Unexpected failures at our manufacturing facilities
(8)
Future economic and financial conditions in the United States and around the world
(9)
Inability of the Company to meet future capital requirements
(10)
Claims, litigation and regulatory actions against the Company
(11)
Changes in laws and regulations affecting the Company
(12)
Other risks as detailed in the Company’s 10-K and other reports filed with the Securities Exchange Commission
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web site.
Statements in this presentation speak only as of the date made.

2017 Q2 OVERVIEW
Challenges
Achievements
-
Distribution execution remains challenging
•
Mixed market conditions; slow start to
the quarter
•
Exit of low margin business
•
Continued share loss from 2016
territory gaps
-
Continued work to do towards driving flexible
operations
•
Lean initiatives
•
Talent upgrades
-
Mitigating resin cost pressure through pricing
actions and favorable sales mix
Generated $8.7M in free cash flow; continued
working capital discipline and timing of capital
spending
Niche market focus led to year-over-year sales
growth in the Material Handling Segment
•
Solid growth in RV market driving
growth in Vehicle related business
•
4% growth in Consumer
•
Orders strengthening in the Food &
Beverage market
Operational re-alignment remains on track;
savings to begin in second half of 2017
Consistently reducing debt

$0.19
$0.07
Q2 2016
Q2 2017
Diluted EPS
$144.1
$142.3
Q2 2016
Q2 2017
Net Sales
4
Q2 FINANCIAL
SUMMARY
–
GAAP
$44.5
$39.3
Q2 2016
Q2 2017
Gross Profit
$11.2
$5.6
Q2 2016
Q2 2017
Operating Income
$32.0
$33.2
Q2 2016
Q2 2017
SG&A Expenses
% Sales
23.3%
22.2%
% Sales
27.6%
30.9%
% Sales
3.9%
7.7%
Operating income declined $5.6M
•
Gross profit lower $5.2M; primarily restructuring costs
•
SG&A higher $1.1M
•
Year-over-year decline in impairment charge $0.8M
Gross profit declined $5.2M
•
Material Handling operating inefficiencies $1.4M
•
Restructuring expenses $4M
SG&A increased $1.1M
•
Higher compensation costs and professional fees
•
Lower facility costs
REFLECTS
RESULTS
FROM
CONTINUING
OPERATIONS; IN
$MILLIONS
EXCEPT
PER-SHARE
FIGURES
Net sales declined 1.3%
•
Material Handling up $2M (2.1%) due to growth in niche markets, partially offset by declines in the Industrial market
•
Distribution down $4M (9.2%)

$0.21
$0.17
Q2 2016
Q2 2017
Adj. Diluted EPS
$144.1
$142.3
Q2 2016
Q2 2017
Net Sales
5
Q2 FINANCIAL
SUMMARY
–
ADJUSTED
(NON-GAAP)
$44.5
$43.4
Q2 2016
Q2 2017
Adj. Gross Profit
$11.7
$9.9
Q2 2016
Q2 2017
Adj. Operating Income
$32.8
$33.5
Q2 2016
Q2 2017
Adj. SG&A Expenses
% Sales
23.5%
22.8%
% Sales
30.5%
30.9%
% Sales
6.9%
8.1%
Adj. operating income declined $1.8M
•
Lower gross profit $1.1M
•
Higher SG&A $0.7M
Net sales declined 1.3%
•
Material Handling up $2M (2.1%) due to growth in niche markets, partially offset by declines in the Industrial market
•
Distribution down $4M (9.2%)
Adj. gross profit decreased $1.1M
•
Raw material cost inflation offset by pricing actions and positive mix
•
Material Handling operational inefficiencies $1.4M
•
Depreciation $0.5M lower, mostly due to restructuring
REFLECTS
RESULTS
FROM
CONTINUING
OPERATIONS; IN
$MILLIONS
EXCEPT
PER-SHARE
FIGURES
Adj. SG&A increased $0.7M
•
Higher compensation costs and professional fees
•
Lower facility costs

Q2 SEGMENT
RESULTS
Material Handling
Distribution
$100.9
$103.1
Q2 2016
Q2 2017
Net Sales
$14.3
$7.4
Q2 2016
Q2 2017
Operating Income
Adjusted
$11.7
$13.3
$43.2
$39.3
Q2 2016
Q2 2017
Net Sales
$4.0
$3.0
Q2 2016
Q2 2017
Operating Income
$3.0
$4.0
GAAP
Adjusted
GAAP
Net sales declined 9.2%
•
Mixed market conditions in Q2
•
Export sales decreased year-over-year
•
Share loss from 2016 open and underperforming sales territories;
new sales rep training ongoing; pricing tools and technology improvements in place
Net sales increased 2.1%
•
Sales to the Consumer market up mid-single digits
•
Sales to the Vehicle market grew mid-single digits driven by strong growth in RV
•
Strengthening orders and sales in Food & Beverage market
•
Sales declined mid-single digits in the Industrial market
Adj. operating income decreased $1.6M
•
Higher volume and favorable price/mix offset raw material cost pressure
•
Operational inefficiencies
Adj. operating income declined $1.0M
•
Lower volume partially offset by favorable mix of supplies vs.
equipment
REFLECTS
RESULTS
FROM
CONTINUING
OPERATIONS; IN
$MILLIONS
EXCEPT
PER-SHARE
FIGURES

WORKING CAPITAL AS A % OF TTM SALES
BALANCE SHEET

BALANCE
SHEET
& CASH
FLOW
See appendix for reconciliations from GAAP to adjusted results
Q2 2017
Q4 2016
Cash
4.7
$
7.9
$
Debt
170.1
189.5
Net Debt
165.4
$
181.6
$
LTM Adjusted EBITDA
57.2
$
63.6
$
Net Debt-to-Adj. EBITDA
2.9x
2.9x
IN
$MILLIONS
11.1%
9.1%
8.1%
7.8%
8.0%
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
9% TARGET
4.2%
7.6%
3.8%
9.5%
FREE CASH FLOW
YTD 2017
YTD 2016
Cash from Continuing Operations
23.6
$
(3.1)
$
Capital Expenditures
(2.3)
(10.6)
Free Cash Flow
21.3
$
(13.6)
$
IN
$MILLIONS
STRONG
CASH
FLOWS
DRIVEN
BY
SUSTAINED
WORKING
CAPITAL
REDUCTIONS
10.3%
•
Reduced debt by $19M compared to Q4 2016
-
Maintained net debt-to-adjusted EBITDA ratio despite
lower EBITDA
•
Increase in YTD cash flow from continuing
operations of $26.7M
•
Working capital as % of TTM sales consistent with
Q4 2016 and below target of 9%

2017 OUTLOOK
AND
STRATEGIC
UPDATE
High single
digits
% of Net
Sales 2016
2017 Growth
Outlook
Mid single
digits
Mid single
digits
Flat
FORECASTING
FLAT
SALES
IN
2017
ON
A
CONSTANT
CURRENCY
BASIS
CONSUMER
12%
VEHICLE
16%
FOOD
& BEVERAGE
13%
AUTO
AFTERMARKET
30%
INDUSTRIAL
29%
»
Holding to prior outlook
»
FY revenue expected to be flat
»
Progress with niche market growth
teams:
•
Share gains in several niche markets
•
Strong funnel of opportunities for
next set of wins
•
Pricing and technology tools in place
in Distribution
»
Operational realignment on track:
•
On schedule and on budget
•
Solid planning and execution by team
»
Capital allocation:
•
Using cash to pay down debt and fund
strategic initiatives
Mid single
digits

APPENDIX

»
Net Sales:
Flat (ex-currency)
»
Capital expenditures:
$10 -
$12 million
»
Net interest expense:
$8 -
$9 million
»
D&A:
$32 -
$34 million
»
Effective tax rate (normalized):
36%

2017 KEY
ASSUMPTIONS

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED GROSS PROFIT (UNAUDITED)
(Dollars in thousands)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Gross
profit
excluding
the
items
above
in
the
text
of
this
presentation
and
in
this
reconciliation
chart
is
a
non-GAAP
June 30, 2017
June 30, 2016
June 30, 2017
June 30, 2016
Gross profit as reported
39,283
$
44,536
$
81,286
$
92,707
$
Restructuring expenses and other adjustments in cost of sales
Material Handling Segment
4,093

-

5,200

-

Distribution Segment
-

-

-

-

Gross profit as adjusted
43,376
$
44,536
$
86,486
$
92,707
$
For the Three Months Ended
For the Six Months Ended
financial measure that Myers Industries, Inc. calculates according to the schedule above using GAAP amounts from the unaudited Condensed Consolidated Statement of Operations.
The Company believes that the excluded items are not primarily related to core operational activities.  The Company believes that gross profit excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability.  Management uses gross profit excluding these items as well as other financial measures in connection with its decision-making activities.  Gross profit excluding these items should not be considered in isolation or as a substitute for gross profit prepared in accordance with GAAP.  The Company's method for calculating gross profit excluding these items may not be comparable to methods used by other companies.

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED)
(Dollars in thousands)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Selling,
general
and
administrative
expenses
excluding
the
items
above
in
the
text
of
this
presentation
and
in
this
reconciliation
chart
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statement
of
Operations.
The
Company
believes
that
the
excluded
items
are
not
primarily
related
to
core
operational
activities.
The
Company
believes
that
selling,
general
and
administrative
expenses
excluding
items
that
are
not
primarily
related
to
core
operating
activities
is
generally
viewed
as
providing
useful
information
regarding
a
company's
operating
profitability.
Management
uses
selling,
general
and
administrative
expenses
excluding
these
items
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
Selling,
general
and
administrative
expenses
excluding
these
items
should
not
be
considered
in
isolation
or
as
a
substitute
for
selling,
general
and
administrative
expenses
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
selling,
general
and
administrative
expenses
excluding
these
items
may
not
be
comparable
to
methods
used
by
other
companies.
June 30, 2017
June 30, 2016
June 30, 2017
June 30, 2016
Selling, general and administrative expenses as reported
33,159
$
32,041
$
67,804
$
70,538
$
Restructuring expenses and other adjustments in selling, general and administrative expenses
Material Handling Segment
328

2,335

689

2,335

Distribution Segment
-

-

-

-

Corporate
-

(1,550)

-

(3,561)

Selling, general and administrative expenses as adjusted
33,487
$
32,826
$
68,493
$
69,312
$
For the Three Months Ended
For the Six Months Ended

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in thousands, except per share data)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Income
(loss)
excluding
the
items
above
in
the
text
of
this
presentation
and
in
this
reconciliation
chart
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statement
of
Operations.
The
Company
believes
that
the
excluded
items
are
not
primarily
related
to
core
operational
activities.
The
Company
believes
that
income
(loss)
excluding
items
that
are
not
primarily
related
to
core
operating
activities
is
generally
viewed
as
providing
useful
information
regarding
a
company's
operating
profitability.
Management
uses
income
(loss)
excluding
these
items
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
Income
(loss)
excluding
these
items
should
not
be
considered
in
isolation
or
as
a
substitute
for
income
(loss)
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
income
(loss)
excluding
these
items
may
not
be
comparable
to
methods
used
by
other
companies.
*Income taxes are calculated using the normalized effective tax rate for each year. The normalized rate used above is 36%.
2017
2016
2017
2016
Material Handling
Operating income as reported
7,426
$
14,333
$
19,514
$
21,774
$
Asset impairments
544

1,329

544

9,874

Reduction to contingent liability
-

(2,335)

-

(2,335)

Restructuring expenses and other adjustments
3,765

-

4,511

-

Operating income as adjusted
11,735

13,327

24,569

29,313

Distribution
Operating income as reported
3,025

3,966

4,563

6,502

Corporate Expense
Corporate expense as reported
(4,871)

(7,133)

(11,139)

(15,981)

      Environmental reserve
-

1,550

-

1,550

CFO severance related costs
-

-

-

2,011

Corporate expense as adjusted
(4,871)

(5,583)

(11,139)

(12,420)

Continuing Operations
Operating income as reported
5,580

11,166

12,938

12,295

Total of all adjustments above
4,309

544

5,055

11,100

Operating income as adjusted
9,889

11,710

17,993

23,395

Interest expense, net
(1,785)

(2,053)

(3,760)

(4,072)

Income (loss) before taxes as adjusted
8,104

9,657

14,233

19,323

Income tax expense*
(2,917)

(3,477)

(5,124)

(6,956)

Income (loss) from continuing operations as adjusted
5,187
$
6,180
$
9,109
$
12,367
$
Adjusted earnings (loss) per diluted share from continuing operations
0.17
$
0.21
$
0.30
$
0.41
$
Quarter Ended June 30,
Six Months Ended June 30,

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
COMBINED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
EBITDA
as
adjusted
is
a
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
TTM
9/30/2016
12/31/2016
3/31/2017
6/30/2017
6/30/2017
Net Income as Reported Continuing Operations
424
$
(1,247)
$
3,128
$
2,012
$
4,317
$
Add: tax expense
547

48

2,255

1,783

4,633

Add: net interest expense
2,015

2,086

1,975

1,785

7,861

Add: depreciation
6,182

6,142

6,700

6,984

26,008

Add: amortization
2,447

2,430

2,436

2,136

9,449

EBITDA
11,615

9,459

16,494

14,700

52,268

Add: one-time unusual charges
897

996

42

2,998

4,933

EBITDA as Adjusted
12,512
$
10,455
$
16,536
$
17,698
$
57,201
$
Quarter Ended
TTM
3/31/2016
6/30/2016
9/30/2016
12/31/2016
12/31/2016
Net Income as Reported Continuing Operations
(3,336)
$
5,684
$
424
$
(1,247)
$
1,525
$
Add: tax expense
2,446

3,429

547

48

6,470

Add: net interest expense
2,019

2,053

2,015

2,086

8,173

Add: depreciation
6,000

6,283

6,182

6,142

24,607

Add: amortization
2,499

2,482

2,447

2,430

9,858

EBITDA
9,628

19,931

11,615

9,459

50,633

Add: one-time unusual charges
10,556

544

897

996

12,993

EBITDA as Adjusted
20,184
$
20,475
$
12,512
$
10,455
$
63,626
$
Quarter Ended
schedule above using amounts from the unaudited Reconciliation of Non-GAAP Financial Measures Income (Loss) Before Taxes By Segment and GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that EBITDA as adjusted provides useful information regarding a company's operating profitability.  Management uses EBITDA  as adjusted as well as other financial measures in connection with its decision-making activities.
EBITDA as adjusted should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP.  The Company's method for calculating EBITDA as adjusted may not be comparable to methods used by other companies.

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY
(USED
FOR)
OPERATING
ACTIVITIES
-
CONTINUING
OPERATIONS
(UNAUDITED)
(Dollars in thousands)
Note
on
Reconciliation
of
Cash
Flow
Data:
Free
cash
flow
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statements
of
Cash
Flows.
The
Company
uses
free
cash
flow
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
The
Company's
method
for
calculating
free
cash
flow
may
not
be
comparable
to
methods
used
by
other
companies.
YTD
YTD
QTD
June 30, 2017
March 31, 2017
June 30, 2017
Net cash provided by (used for) operating activities - continuing operations
23,634
$
-
13,049
$
=
10,585
$
Capital expenditures
(2,345)

-
(498)

=
(1,847)

Free cash flow
21,289
$
-
12,551
$
=
8,738
$